UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 23, 2010
METROCORP BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Texas	000-25141	76-0579161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9600 Bellaire Boulevard, Suite 252 Houston, Texas 77036 (Address of principal executive offices including zip code)

Registrant's telephone number, including area code:  (713) 776-3876

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01          Changes in Registrant’s Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm

On November 23, 2010, the Audit Committee and the Board of Directors of MetroCorp Bancshares, Inc. (“Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm (“auditors”).  PwC’s engagement will end upon completion of its procedures on the Company’s financial statements as of and for the year ending December 31, 2010.

The reports of PwC on the consolidated  financial statements of the Company for the years ended December 31, 2009 and December 31, 2008 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended December 31, 2009 and 2008 and through November 23, 2010, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter thereof in connection with its report on the financial statements of the Company for such years and (ii) except as disclosed in the next sentence, there were no “reportable events” as defined in item 304(a)(1)(v) of Regulation S-K.  As of September 30, 2010, the Company had a material weakness related to ineffective controls over the monitoring of nonperforming loans (i) in internal controls over financial reporting and (ii) with respect to disclosure controls and procedures. This material weakness was disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and in Part I, Item 4 of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, which are incorporated by reference herein.  The Audit Committee has discussed this matter with PwC.  The Company has authorized PwC to respond fully to the inquiries of KPMG concerning this matter.

In accordance with Item 304(a) of Regulation S-K, the Company provided PwC with a copy of this Current Report on Form 8-K prior to its filing with the SEC.  The Company requested that PwC furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein.  A copy of PwC’s letter dated November 29, 2010 is filed as Exhibit 16.1 hereto.

(b) Engagement of New Independent Registered Public Accounting Firm

Additionally, the Audit Committee and the Board of Directors of the Company approved, on November 23, 2010, to selected KPMG LLP (“KPMG”) as the Company’s auditors for fiscal year ending December 31, 2011.

During the two most recent fiscal years ended December 31, 2009 and 2008 and the subsequent interim period from January 1, 2010 through November 23, 2010, neither the Company nor anyone on its behalf consulted KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on  the Company’s financial statements, and no written report or oral advice was provided to the Company that KPMG consulted was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

Item 9.01          Financial Statements and Exhibits.

(d)  Exhibits.  The following is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number                                Description of Exhibit

16.1	Letter of PricewaterhouseCoopers LLP dated November 29, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROCORP BANCSHARES, INC. (Registrant)
Dated: November 29, 2010	By:	/s/ George M. Lee
Name: George M. Lee
Title: Executive Vice Chairman,
President and CEO